UAM FUNDS, INC.

FMA Small Company Portfolio

Supplement dated August 10, 1998
To the Prospectus dated January 22, 1998

The following information is provided to replace the investment professional of the Adviser who was primarily responsible for the day-to-day management of the Portfolio, as set forth on pages 23 and 24 under the heading INVESTMENT ADVISER:

	The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolio and a description of their business experience during the past five years are as follows:

Kathryn A. Vorisek - Vice President & Portfolio Manager

Ms. Vorisek joined FMA in 1996 with a broad background in the investment field. Previous responsibilities include serving as Vice President in the fixed income and equity departments at Duff & Phelps Corporation from 1989 to 1996. Prior to that, she served as an institutional equity salesperson at Lehman Brothers. After receiving her B.S. degree in finance from Marquette University, Ms. Vorisek earned her Masters in Management degree from Northwestern University in Finance and International Business. She is a member of the Chicago Energy Analysts Society and the Investment Analysts Society of Chicago.

Terry B. French - Senior Vice President & Portfolio Manager

Mr. French joined FMA in 1997 with over 25 years of professional investment experience. Previous responsibilities include Senior Securities Analyst and Team Head for the Technology Group at Stein, Roe & Farnham from 1988 to
1991. Prior to that, he served as Senior Securities Analyst and Sector Head in the Trust Department of Harris Trust and Savings Bank analyzing technology, industrial, aerospace and capital goods companies. He began his professional investment career as a Technology Analyst with IDS Financial. He started his professional career as an aerodynamicist specializing in the formation and development of applied computer simulation design techniques for Boeing Company. Mr. French holds BS and MS degrees in Acronautical Engineering from the University of Washington and a M.B.A. in Finance and Accounting from Seattle University. He has been a member of the Chicago Science
Analysts, the New York Society of Electro-Science Analysts, and the
American Institute of Aeronautics and Astronautics.

Lloyd J. Spicer, CFA - Senior Vice President & Portfolio Manager

Mr. Spicer joined FMA in March 1994, following an eighteen-year career in the banking industry. His fixed income experience includes fixed income portfolio management covering both taxable and tax-exempt markets including public and private placements, and asset and mortgage-backed securities. Prior to joining FMA, Mr. Spicer was most recently responsible for managing investment portfolios, which comprised $1 billion in assets and overall interest rate risk for the Midwest Retail Banking Group at LaSalle National Corp. from 1982 to 1994. In addition, he also served as Senior Vice
President and Director of various bank subsidiaries where he directed the design and implementation of the banks' investment policies. Mr. Spicer is a Chartered Financial Analyst and a member of the Association of Investment Management and Research as well as the Investment Analyst Society of Chicago. He received his B.A. in Economics from Indiana State University in 1974 and his M.B.A. in Finance in 1979 from the Illinois Institute of Technology.